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EXHIBIT 10.49
                                PLEDGE AGREEMENT


                                                  Date: SEPTEMBER 1, 1998


         In this agreement, the words YOU and YOUR mean anyone signing this agreement, and the words WE, US and OUR mean MICHIGAN NATIONAL BANK, a NATIONAL BANKING ASSOCIATION, located at 27777 INKSTER ROAD [10-60], FARMINGTON HILLS, MICHIGAN 48333-9065. The word BORROWER means UNITED AMERICAN HEALTHCARE CORPORATION, a MICHIGAN CORPORATION, located at 1155 BREWERY PARK BOULEVARD, SUITE 200, DETROIT, MICHIGAN 48207.


                                  YOUR PROPERTY

         In this agreement, the words YOUR PROPERTY means any warehouse receipt, letter of credit, promissory note, stock, bond, debenture, certificate of deposit, and any other instrument, document, or security described below, and any money, stock, bond, dividend, or other security issued directly or indirectly from such property, all renewals of any certificate of deposit, and all replacement property as you deliver or cause to be delivered to us from time to time.

         You are delivering to us your property described below:

         ALL OF YOUR RIGHTS, TITLE AND INTEREST IN, TO AND UNDER ALL DOCUMENTS RELATING TO THE STOCK PURCHASE OF CORPORATE HEALTHCARE FINANCING, INC. ("CHF") BY CHFA, INC., FROM BORROWER, INCLUDING, BUT NOT LIMITED TO THE
         FOLLOWING:

         SECURED PROMISSORY NOTE IN THE AMOUNT OF $13,250,000.00, DATED AUGUST 31, 1998, BY AND BETWEEN CHFA, INC., AS MAKER AND UNITED AMERICAN HEALTHCARE CORPORATION AS THE PAYEE, INCLUDING BUT NOT LIMITED TO ALL PAYMENTS OF PRINCIPAL AND ACCRUED INTEREST AS THEY ARE DUE AND PAYABLE FROM MAKER.

         UNSECURED PROMISSORY NOTE IN THE AMOUNT OF $2,500,000.00, DATED AUGUST 31, 1998, BY AND BETWEEN CHFA, INC., AS MAKER AND UNITED AMERICAN HEALTHCARE CORPORATION AS THE PAYEE, INCLUDING BUT NOT LIMITED TO ALL PAYMENTS OF PRINCIPAL AND ACCRUED INTEREST AS THEY ARE DUE AND PAYABLE FROM MAKER.

         PLEDGE AGREEMENT DATED AUGUST 31, 1998, BY AND BETWEEN CHFA, INC., AS THE PLEDGOR AND UNITED AMERICAN HEALTHCARE CORPORATION AS THE SELLER.

         SECURITY AGREEMENT DATED AUGUST 31, 1998, BY AND BETWEEN CHFA, INC., AS DEBTOR AND UNITED AMERICAN HEALTHCARE CORPORATION AS THE SECURED PARTY, SUPPORTED BY A FINANCING STATEMENT - UCC-1 TO BE FILED IN THE STATE OF MARYLAND.

         GUARANTY AGREEMENT DATED AUGUST 31, 1998, BY AND BETWEEN LOUIS J. NICHOLAS, AS THE GUARANTOR AND UNITED AMERICAN HEALTHCARE CORPORATION AS THE BENEFICIARY.

         STOCK PURCHASE AGREEMENT DATED AUGUST 31, 1998, BY AND BETWEEN UNITED AMERICAN HEALTHCARE CORPORATION, THE SELLER; CORPORATE HEALTHCARE FINANCING, INC., THE COMPANY, AND CHFA, INC., THE PURCHASER.

         1,000 SHARES OF CORPORATE HEALTHCARE FINANCING, INC., CERTIFICATE NO. 2, ISSUED TO CHFA, INC., AS OF AUGUST 31, 1998

         STOCK POWER DATED AUGUST 31, 1998, RECEIVED AS SECURITY FROM CHFA, INC., FOR PAYMENT OF THE SECURED PROMISSORY NOTE.

         SELLER'S RELEASE DATED AUGUST 31, 1998, BY AND BETWEEN UNITED AMERICAN HEALTHCARE CORPORATION, THE SELLER; CORPORATE HEALTHCARE FINANCING, INC., THE COMPANY, AND CHFA, INC., THE PURCHASER.

         PURCHASER'S RELEASE DATED AUGUST 31, 1998.

         TERMINATION AGREEMENT DATED AUGUST 31, 1998.

         TRADEMARK ASSIGNMENT AND ASSUMPTION AGREEMENT DATED AUGUST 31, 1998.


You agree to promptly deliver to us within twenty-one (21) days after your receipt, all dividends, money, interest, stock dividends, warrants, options, promissory notes, and all other property, documents, or agreements which you receive and which are related to any of your property described above and here delivered to us.


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                                SECURITY INTEREST


         By signing this agreement you are pledging and giving us a security interest in your property described above, in all money and other property payable or issued directly or indirectly on account of your property, and all proceeds of your property, to secure the payment to us of all loans or other obligations owed to us by you or by the borrower, either now or in the future. A person with a security interest in your property has, among other rights, the right to sell your property under certain circumstances. You agree to promptly pay all taxes, fees, and charges concerning the purchase or ownership of your property. If you do not, we can do so, and you agree to reimburse us for all amounts we pay, plus interest on those amounts at the same rate of interest charged to the borrower.


                           OWNERSHIP OF YOUR PROPERTY

         You promise us that you own your property free of any and all claims by anyone other than you or us, EXCEPT FOR THE RIGHTS OF CHFA, Inc., UNDER THE TERMS OF THE PLEDGED DOCUMENTS DESCRIBED HEREIN, that no one other than you owns your property, and that all of the owners of your property have signed this agreement.


                              CARE OF YOUR PROPERTY

         You agree that we will have taken reasonable care of your property if we treat it in the same way as we treat our own property of the same kind, but that we are not responsible for taking any steps necessary to preserve or protect your rights in your property against any prior or other parties. You agree that if your property is of a kind which can be registered in our name, we can at any time register your property in our name or in the name of someone who holds securities for us, and you agree to sign all documents which we think are needed to do so.


                  AUTHORITY TO EXERCISE RIGHTS IN YOUR PROPERTY

         In general, you agree that as long as we have possession of your property, we may do anything concerning your property that you could do, but we are not required to do so. Without limiting this general power, we, or if we have your property registered in the name of someone other than you that person, will have all of your rights in your property (such as the right to vote securities and the right to receive dividends or interest) but neither we nor such other person are required to exercise any of those rights on your behalf. If you have previously given authority to exercise rights in your property to someone other than us, by signing this agreement you are revoking that authority previously given. You agree that we can apply any money, such as cash dividends or interest, which we receive from your property to pay any loans or other obligations secured by your property, applying this money in any order we choose, whether or not the loans or other obligations secured by your property are then due.


                               MARGIN REQUIREMENTS

         You understand and agree that if your property is "margin stock," as that term is defined in Regulation U of Federal Reserve Board Regulations, and is pledged to us to directly or indirectly secure the purchase or carrying of any margin stock, we can not at anytime allow the unpaid balance of borrower's loan(s) to exceed the maximum loan value prescribed under Regulation U. You agree that if at any time the loan value of your margin stock exceeds the maximum loan value allowed under Regulation U, you will immediately reduce or cause to be reduced the unpaid balance of the loan(s) directly or indirectly secured by your margin stock, or will immediately pledge to us additional margin stock, so that the maximum loan value prescribed under Regulation U is not exceeded.


                              SALE OF YOUR PROPERTY

         You agree that we can sell your property if any event of default occurs in any loan or other obligation owed us by you or by the borrower, either now or in the future, is not paid or performed when the payment or performance is due AND AN EVENT OF DEFAULT IN THE TERMS AND CONDITIONS OF THE SECURED PROMISSORY NOTE OR UNSECURED PROMISSORY NOTE DESCRIBED HEREIN.

         Unless your property is likely to speedily decline in value or is property commonly sold on a recognized market, we will give you AND CHFA, INC., at least seven (7) days written notice before selling your property, sending the notice by regular mail to your current address shown in our records. Upon your receipt of our notice that we intend to sell your property, you can redeem it by paying in full all loans, obligations, and costs secured by your property, prior to sale of your property. Upon our sale of your property, we will apply the sale proceeds to pay any attorney fees and other costs and expenses we have incurred on the loans or obligations secured by your property, and then to the loans or other obligations secured by your property, in any order we choose. If there is a surplus remaining after applying the proceeds from sale of your property to our fees, costs, and expenses and to the loans and obligations secured by your property, we will promptly return the surplus to you.

         You understand that our ability to sell your property may be limited because of special laws and regulations applying to the sale of securities. You agree to do anything we think is needed to help us sell
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your property, whether needed because of these special laws and regulations or for any other reason, and you agree that we will have a continuing power of attorney to sign your name on any document necessary to sell your property if any of the events listed in 1. through 5. above occur.


                         CHANGE OF ADDRESS/NOTICE TO US

         If your address changes, you agree to promptly notify us in writing of your new address. Any notice you give us must be in writing and must be sent to our address shown in this agreement.

                           NO NOTICE OR LOSS OF RIGHTS

         You agree that we may, but are not required to, notify you if any loan or obligation secured by your property is not paid or performed, and that we can exercise any of our rights without losing any other rights against you or your property. You agree that we can do any of the following without notifying you or losing any rights against you or your property:

          1. Allow additional time for payment or otherwise amend any loan agreements with the borrower;

          2. Delay exercising any rights against you, the borrower, your property, and any other person or property;

          3. Fail to protect or enforce our interest in any of your property.


                         ATTORNEY'S FEES AND COURT COSTS

         If we hire an attorney to enforce or defend our rights in your property, to perform any legal services in connection with the holding or sale of your property, or in connection with the loans or obligations secured by your property, you agree to pay us reasonable attorney fees and any court costs which we have to pay.


                                OTHER AGREEMENTS

         Any changes in this agreement must be in writing and signed by you and by us. This agreement is the complete agreement between you and us concerning the security interest in your property given by this agreement and supersedes all prior agreements, written or oral. If any part of this agreement is determined to be invalid, the rest of this agreement will remain in effect. All questions about this agreement will be decided according to Michigan law.


                              AGREEMENT TERMINATION

         This agreement will end when we return all of your property described in the beginning of this agreement. We will return your property to you at such time as neither you nor the borrower is indebted or otherwise obligated to us.


                               YOUR RESPONSIBILITY

         You and everyone else signing this agreement will be, individually and together, liable under it, and you understand that we can sue you to enforce this agreement even if we do not sue anyone else. You agree that you have read, understand, and agree to be bound by all of the provisions of this agreement. You also agree that we have provided you an opportunity for review of this agreement with legal counsel of your choice before signing this agreement.

                                UNITED AMERICAN HEALTHCARE
                                CORPORATION,
                                a MICHIGAN CORPORATION


                                By:________________________________________
                                    Gregory Moses
                                Its: Chief Operating Officer

                                AND


                                By:_________________________________________
                                     Paul G. Samuels
                                Its: Interim Chief Financial Officer


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